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                                 AMENDMENT NO. 1

                  AMENDMENT NO. 1 dated as of September 12, 2003, between BOWATER INCORPORATED, a Delaware corporation (the "Company"), each of the Subsidiaries of the Company from time to time designated as "Subsidiary Borrowers" pursuant to the Credit Agreement (each, a "Subsidiary Borrower" and, together with the Company, the "Borrowers"), the LENDERS party hereto, and JPMORGAN CHASE BANK, as Administrative Agent.

                  The Borrowers, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of May 22, 2002 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans and extensions of credit to be made by said Lenders to the Borrowers in an aggregate principal or face amount not exceeding $800,000,000 at any one time outstanding.

                  The Borrowers wish to amend the Credit Agreement in certain respects. Accordingly, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

                  Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

                  2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof) shall be deemed to be references to the Credit Agreement as amended hereby.

                  2.02. Definitions. Section 1.01 of the Credit Agreement is hereby amended by amending the following definition to read as follows:

                  "Consolidated Net Worth" means, as at any date, the sum, for the Company and its Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following:

                  (a) the amount of common stock, plus

                  (b) the amount of any Preferred Stock, plus

                  (c) the amount of additional paid-in capital and retained earnings (or, in the case of an additional paid-in capital or retained earnings deficit, minus the amount of such deficit), plus

                                 Amendment No. 1

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                                      - 2 -

                  (d) equity adjustments from (i) foreign currency translations,
         (ii) unrealized gain/(loss) on hedged transactions and (iii) any other items of accumulated other comprehensive income (or loss), other than minimum pension liability adjustments (in each case of the foregoing clauses (i) through (iii), in the case of negative adjustments, minus the amount of such adjustments), [it being understood that these adjustments will be reflected in accordance with FASB Statement No. 130 as accumulated other comprehensive income (or loss)], minus

                  (e) the unpaid principal amount of the loan (if any) to the Company's Employee Stock Ownership Plan (ESOP), minus

                  (f) the cost of treasury stock.

                  Section 3. Representations and Warranties. The Borrowers represent and warrant to the Lenders that the representations and warranties set forth in Article IV of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference in said Article IV to "this Agreement" included reference to this Amendment No. 1.

                  Section 4. Condition Precedent. The amendments set forth in
Section 2 hereof shall become effective, as of the date hereof, upon (i) the execution and delivery of counterparts of this Amendment No. 1 by the Borrowers and the Required Lenders and (ii) the receipt by the Administrative Agent, for the account of each Lender that has executed and delivered this Amendment No. 1 not later than 5:00 p.m. New York City time on September 12, 2003, an amendment fee in an amount equal to 5 bps of the aggregate amount of such Lender's Revolving Credit Exposure and outstanding Term Loans.

                  Section 5. Miscellaneous. Except as provided herein, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

                                 Amendment No. 1

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                                      - 3 -

                  IN WITNESS WHEREOF, this Amendment No. 1 has been duly executed as of the date first written above.

                                        BOWATER INCORPORATED

                                        By /s/ William G. Harvey
                                           -------------------------------------
                                           Name:  William G. Harvey
                                           Title: Vice President and Treasurer

                                        JPMORGAN CHASE BANK

                                        By /s/ Peter S. Predun
                                           -------------------------------------
                                          Name:
                                          Title:

                                        SUNTRUST BANK

                                        By /s/ Kelly Gunter
                                           -------------------------------------
                                          Name:  Kelly Gunter
                                          Title: Vice President

                                        WACHOVIA BANK,N.A.

                                        By /s/ Shawn Janko
                                           -------------------------------------
                                           Name:  Shawn Janko
                                           Title: VP

                                        By______________________________________
                                          Name:
                                          Title:

                                 Amendment No. 1

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                                        BANK OF AMERICA, N.A.

                                        By /s/ MICHAEL BALOK
                                           -------------------------------------
                                           Name:  MICHEAL BALOK
                                           Title: Managing Director

                                        BANK OF MONTREAL

                                        By /s/ Bruno Jarry
                                           -------------------------------------
                                           Name:  Bruno Jarry
                                           Title: Director

                                        By______________________________________
                                          Name:
                                          Title:

                                        THE BANK OF NEW YORK

                                        By /s/ David C. Siegel
                                           -------------------------------------
                                           Name:  David C. Siegel
                                           Title: Vice President

                                        THE BANK OF NOVA SCOTIA

                                        By /s/ Chris J. Allen
                                           -------------------------------------
                                           Name:  Chris J. Allen
                                           Title: Managing Director & Office
                                                  Head

                                 Amendment No. 1

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                                UBS AG, STAMFORD BRANCH

                                By /s/ Wilfred V. Saint
                                   --------------------------------------------
                                   Name:  Wilfred V. Saint
                                   Title: Associate Director
                                          Banking Products Services US

                                By /s/ Jennifer L. Poccia
                                   --------------------------------------------
                                   Name:  Jennifer L. Poccia
                                   Title: Associate Director
                                          Banking Products Services, US

                                CIBC INC.

                                By /s/ Geraldine Kerr
                                   --------------------------------------------
                                   Name:  Geraldine Kerr
                                   Title: Executive Director
                                          CIBC World Markets Corp. As Agent

                                TORONTO DOMINION (TEXAS), INC.

                                By /s/ RACHEL SUITER
                                   --------------------------------------------
                                   Name:  RACHEL SUITER
                                   Title: VICE PRESIDENT

                                NATIONAL BANK OF CANADA

                                By /s/ Yvon LaPlante
                                   --------------------------------------------
                                   Name:  Yvon LaPlante
                                   Title: Vice President and Manager
                                          Cross Border Financing Group

                                By /s/ Jeffrey Forgach
                                   --------------------------------------------
                                   Name:  Jeffrey Forgach
                                   Title: Assistant Vice President
                                          Cross Border Financing Group

                                 Amendment No. 1

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                                      BRANCH BANKING AND TRUST
                                      COMPANY OF SOUTH CAROLINA

                                      By /s/ Troy R. Weaver
                                         ---------------------------------------
                                         Name:  Troy R. Weaver
                                         Title: Vice President

                                      ING CAPITAL LLC

                                      By _______________________________________
                                         Name:
                                         Title:

                                      REGIONS BANK

                                      By /s/ David Waller
                                         ---------------------------------------
                                         Name:  David Waller
                                         Title: Vice President,
                                                Corporate Banking Regions Bank

                                      PB CAPITAL CORPORATION

                                      By /s/ STEVEN ALEXANDER & MARIA C. LEVY
                                         ---------------------------------------
                                         Name:  STEVEN ALEXANDER   MARIA C. LEVY
                                         Title:  VICE PRESIDENT   VICE PRESIDENT

                                      ARES LEVERAGED INVESTMENT
                                      FUND II, L.P.
                                      By:  ARES Management II, L.P.
                                      Its: General Partner

                                      By /s/ Seth J. Brufsky
                                         ---------------------------------------
                                         Name:  Seth J. Brufsky
                                         Title: Vice President

                                 Amendment No. 1

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                                       OCTAGON INVESTMENT PARTNERS II, LLC

                                       By: Octagon Credit Investors, LLC
                                           as sub-investment manager

                                       By /s/ Michael B. Nechamkin
                                          --------------------------------------
                                          Name:  Michael B. Nechamkin
                                          Title: Portfolio Manager

                                       OCTAGON INVESTMENT PARTNERS III, LTD.
                                       By: Octagon Credit Investors, LLC
                                           as Portfolio Manager

                                       By /s/ Michael B. Nechamkin
                                          --------------------------------------
                                          Name:  Michael B. Nechamkin
                                          Title: Portfolio Manager

                                       OCTAGON INVESTMENT PARTNERS IV, LTD.
                                       By: Octagon Credit Investors, LLC
                                           as collateral manager

                                       By /s/ Michael B. Nechamkin
                                          --------------------------------------
                                          Name:  Michael B. Nechamkin
                                          Title: Portfolio Manager

                                Amendment No. 1